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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Gregg A. Waldon, Executive Vice president, Chief Financial Officer, Secretary and Treasurer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that, to my knowledge:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (3) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: August 14, 2003

                                /s/ Gregg A. Waldon
                                --------------------
                                   Gregg A. Waldon
      Executive Vice President, Chief Financial Officer, Secretary and Treasurer




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